E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
(Dollars in thousands, except per share amounts)	June 30,		June 30,
	2007	2006	2007	2006

Revenues:
Rental and other property	$96,707	$83,717	$188,861	$165,951
Management and other fees from affiliates	1,354	830	2,394	1,654
	98,061	84,547	191,255	167,605

Expenses:
Property operating, excluding real estate taxes	23,932	21,246	47,052	42,906
Real estate taxes	8,143	7,161	15,855	14,331
Depreciation and amortization	25,166	19,907	46,843	39,227
Interest	20,491	18,919	38,757	37,330
Amortization of deferred financing costs	678	497	1,355	1,192
General and administrative	6,008	4,980	12,104	9,879
Other expenses	-	800	-	1,770
	84,418	73,510	161,966	146,635
Earnings from operations	13,643	11,037	29,289	20,970

Interest and other income	2,865	648	5,047	3,042
Equity income (loss) co-investments	463	(374)	2,445	(816)
Minority interests	(5,069)	(4,555)	(10,376)	(9,365)
Income before discontinued operations and
income tax provision	11,902	6,756	26,405	13,831
Income tax provision	-	(138)	-	(175)
Income before discontinued operations	11,902	6,618	26,405	13,656

Income and gain from discontinued operations,
net of minority interests	285	15,894	23,328	19,178
Net income	12,187	22,512	49,733	32,834
Dividends to preferred stockholders	(2,310)	(489)	(4,553)	(977)
Net income available to common stockholders	$9,877	$22,023	$45,180	$31,857

Net income per share - basic	$0.40	$0.96	$1.89	$1.39

Net income per share - diluted	$0.39	$0.95	$1.83	$1.38

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
Selected Line Item Detail	June 30,		June 30,
(Dollars in thousands)	2007	2006	2007	2006

Rental and other property
Rental	$91,304	$78,995	$178,180	$156,649
Other property	5,403	4,722	10,681	9,302
Rental and other property	$96,707	$83,717	$188,861	$165,951

Management and other fees from affiliates
Management	$806	$816	$1,587	$1,640
Development and redevelopment	209	14	468	14
Promote interest from Fund I	339	-	339	-
Management and other fees from affiliates	$1,354	$830	$2,394	$1,654

General and administrative
General and administrative	$8,653	$7,406	$17,435	$14,438
Allocated to property operating expenses - administrative	(1,520)	(1,374)	(2,914)	(2,636)
Capitalized to real estate	(1,125)	(1,052)	(2,417)	(1,923)
Net general and administrative	$6,008	$4,980	$12,104	$9,879

Interest and other income (1)
Interest income	$1,028	$256	$1,886	$570
Lease income, net	1,837	392	3,161	785
Gain from sale of marketable securities	-	-	-	1,687
Interest and other income	$2,865	$648	$5,047	$3,042

Equity income (loss) in co-investments
Equity (loss) income in co-investments	$159	$(374)	$94	$(816)
Gain on sale of co-investment activities, net	304	-	2,351	-
Equity income (loss) in co-investments	$463	$(374)	$2,445	$(816)

Minority interests
Limited partners of Essex Portfolio, L.P.	$1,123	$664	$2,503	$1,439
Perpetual preferred distributions	2,559	2,559	5,118	5,119
Series Z and Z-1 incentive units	198	151	396	302
Third party ownership interests	146	115	273	364
Down REIT limited partners' distributions	1,043	1,066	2,086	2,141
Minority interests	$5,069	$4,555	$10,376	$9,365

(1) In the Q1 2007 supplement $0.9 million of lease income was misclassified as interest income.  This was corrected by reclassifying the Q1 2007 amount  to lease income, and therefore has no effect on the amounts presented for the three and six months ended June 30, 2007.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Six Months Ended
(Dollars in thousands, except share and per share amounts)	June 30,			June 30,
	2007	2006	% Change	2007	2006	% Change

Funds from operations
Net income available to common stockholders	$9,877	$22,023		$45,180	$31,857
Adjustments:
Depreciation and amortization	25,166	20,675		46,884	40,766
Gains not included in FFO (1)	(461)	(8,800)		(14,501)	(11,862)
Minority interests and co-investments (2)	1,915	3,254		4,321	5,306
Funds from operations	$36,497	$37,152		$81,884	$66,067
FFO per share-diluted	$1.32	$1.45	-8.5%	$3.01	$2.58	16.8%

Components of the change in FFO
Non-recurring items:
Fund I - promote interest	(339)	-		(339)	-
Income generated from TRS activities, net of taxes and expenses	(143)	-		(413)	-
Joint venture - promote interest and fees	-	(8,221)		(10,068)	(8,221)
Net gain on sale of marketable securities	-	-		-	(717)
Impairment of property	-	800		-	800
Funds from operations excluding non-recurring items	36,015	29,731		71,064	57,929
FFO excluding non-recurring items per share-diluted	$1.31	$1.16	12.8%	$2.61	$2.26	15.6%

Changes in recurring items:
Same-property NOI	$4,072			$8,782
Non-same property NOI	5,250			8,458
Management fees from joint ventures	185			401
Interest expense and amortization of deferred financing costs	(1,753)			(1,590)
Other items, net	(1,470)			(2,916)
	$6,284			$13,135

Weighted average number of shares outstanding diluted (3)	27,592,976	25,697,237		27,192,463	25,628,728

(1)			For Q2 2007, the amount includes gains from Fund I of $0.3 million and depreciation add back for Peregrine Point of $0.2 million.
(2)
 For Q2 2007, the amount includes the following adjustments: (i) minority interest related to Operating Partnership units totaling $1.3 million, and (ii) depreciation add back for co-investments not recognized for GAAP totaling $0.6 million.

(3)			Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2007	December 31, 2006

Real Estate:
Land and land improvements	$641,951	$560,880
Buildings and improvements	2,326,267	2,108,307
	2,968,218	2,669,187
Less: accumulated depreciation	(508,681)	(465,015)
	2,459,537	2,204,172
Real estate - held for sale, net	-	41,221
Real estate under development	161,655	103,487
Investments	69,851	60,451
	2,691,043	2,409,331
Cash and cash equivalents	23,954	23,610
Marketable securities	3,815	-
Other assets	61,696	40,036
Deferred charges, net	12,967	12,863
Total assets	$2,793,475	$2,485,840

Mortgage notes payable	$1,202,122	$1,060,704
Mortgage notes payable - held for sale	-	32,850
Exchangeable bonds	225,000	225,000
Lines of credit	37,000	93,000
Other liabilities	82,809	77,852
Deferred gain	2,193	2,193
Total liabilities	1,549,124	1,491,599

Minority interests	251,965	236,120
Series G cumulative convertible preferred stock, liquidation value	145,912	145,912

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	904,876	686,937
Distributions in excess of accumulated earnings	(97,500)	(97,457)
Accumulated other comprehensive income (loss)	14,096	(2,273)
Total stockholders' equity	846,474	612,209

Total liabilities and stockholders' equity	$2,793,475	$2,485,840

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - June 30, 2007
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	69%	$1,006,601	6.3%	5.4
Tax exempt variable (1)	13%	195,521	4.9%	23.6
Total mortgage notes payable	82%	1,202,122	6.1%	8.3

Exchangeable bonds (2)	15%	225,000	3.6%

Line of credit - secured (3)	3%	37,000	5.8%
Total debt	100%	$1,464,122	5.8%

			Weighted
	Scheduled principal payments (excludes lines of credit)		Average
			Interest Rate
	2007	$14,177	5.8%
	2008	112,653	6.8%
	2009	24,222	6.9%
	2010	155,820	8.1%
	2011	154,372	6.4%
	Thereafter	965,878	5.2%
	Total	$1,427,122	5.8%

Capitalized interest for the six months ended June 30, 2007 was approximately $2.3 million.

(1) Subject to interest rate protection agreements.
(2)	Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.
(3)	Secured line of credit commitment is $100 million and matures in January 2009. This line is secured by eight of Essex's apartment communities.
The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - June 30, 2007
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,464,122

Common stock and potentially dilutive securities
Common stock outstanding	25,152
Limited partnership units (1)	2,487
Options-treasury method	235
Total common stock and potentially dilutive securities	27,874	shares
Common stock price per share as of June 30, 2007	$116.30

Market value of common stock and potentially dilutive securities	$3,241,746

Perpetual preferred units/stock	$304,500

Total equity capitalization	$3,546,246

Total market capitalization	$5,010,368

Ratio of debt to total market capitalization	29.2%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended June 30, 2007 and 2006
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)			Total
	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Revenues:
Same-property revenue	$46,027	$43,592	5.6%	$14,862	$13,660	8.8%	$13,944	$12,471	11.8%	$2,686	$2,550	5.3%	$77,519	$72,273	7.3%
Non-same property revenue (2)	7,754	5,275		8,926	4,396		1,906	1,150		602	623		19,188	11,444
Total Revenues	$53,781	$48,867		$23,788	$18,056		$15,850	$13,621		$3,288	$3,173		$96,707	$83,717

Property operating expenses:
Same-property operating expenses	$14,490	$14,078	2.9%	$4,709	$4,346	8.4%	$4,872	$4,542	7.3%	$1,225	$1,156	6.0%	$25,296	$24,122	4.9%
Non-same property operating expenses (2)	2,345	1,545		3,558	1,477		565	445		311	818		6,779	4,285
Total property operating expenses	$16,835	$15,623		$8,267	$5,823		$5,437	$4,987		$1,536	$1,974		$32,075	$28,407

Net operating income:
Same-property net operating income	$31,537	$29,514	6.9%	$10,153	$9,314	9.0%	$9,072	$7,929	14.4%	$1,461	$1,394	4.8%	$52,223	$48,151	8.5%
Non-same property operating income (2)	5,409	3,730		5,368	2,919		1,341	705		291	(195)		12,409	7,159
Total net operating income	$36,946	$33,244		$15,521	$12,233		$10,413	$8,634		$1,752	$1,199		$64,632	$55,310

Same-property operating margin	69%	68%		68%	68%		65%	64%		54%	55%		67%	67%

Same-property turnover percentage	58%	54%		48%	52%		65%	63%		56%	57%		58%	56%

Same-property concessions	$225	$153		$47	$24		$13	$17		$13	$27		$298	$221

Average same-property concessions per turn (3)	$144	$105		$116	$56		$19	$24		$79	$161		$105	$80

Net operating income percentage of total	57%	60%		24%	22%		16%	16%		3%	2%		100%	100%

Loss to lease (4)	$7,146			$6,454			$3,016			$492			$17,107
Loss to lease as a percentage
of rental income	3.3%			6.6%			4.9%			5.8%			4.6%

Reconciliation of apartment units at end of period

Same-property apartment units	10,766			3,315			4,452			1,177			19,710

Consolidated Apartment Units	12,725	12,270		5,805	4,621		5,005	4,905		1,177	1,177		24,712	22,973
Joint Venture	480	312		2,101	2,005		515	515		-	-		3,096	2,832
Under Development (5)	743	424		238	-		127	127		-	-		1,108	551
Total apartment units at end of period	13,948	13,006		8,144	6,626		5,647	5,547		1,177	1,177		28,916	26,356

Percentage of total	48%	49%		28%	25%		20%	21%		4%	5%		100%	100%

Average same-property financial occupancy	95.4%	96.1%		97.0%	98.2%		96.6%	97.6%		95.4%	96.6%		95.9%	96.8%

(1)
 Includes four apartment communities in Portland, OR, one community in Houston, TX, and other rental properties including commercial properties.  Included in second quarter 2007 is $0.5 million for the elimination of earthquake insurance expense paid to a wholly owned captive insurance company.

(2)		Includes properties which subsequent to April 1, 2006 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
 Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

(4)
 Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the
 Company's pro-rata interest in unconsolidated properties.

(5)	Fund II owns 395 of the units under development as of June 30, 2007.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Six months ended June 30, 2007 and 2006
(Dollars in thousands)

	Southern California				Northern California					Seattle Metro						Other real estate assets (1)						Total
	2007	2006	% Change		2007	2006		% Change		2007		2006		% Change		2007		2006		% Change		2007		2006		% Change

Revenues:
Same-property revenue	$91,828	$86,770	5.8%	$29,233		$26,851	8.9%		$27,449		$24,589		11.6%		$5,325		$5,022		6.0%		$153,835		$143,232		7.4%
Non-same property revenue (2)	13,916	10,460		16,423		8,649			3,445		2,303				1,242		1,307				35,026		22,719
Total Revenues	$105,744	$97,230		$45,656		$35,500			$30,894		$26,892				$6,567		$6,329				$188,861		$165,951

Property operating expenses:
Same-property operating expenses	$28,741	$28,012	2.6%	$9,190		$8,734	5.2%		$9,591		$9,114		5.2%		$2,461		$2,302		6.9%		$49,983		$48,162		3.8%
Non-same property operating expenses (2)	4,186	3,129		6,304		3,006			949		887				1,485		2,053				12,924		9,075
Total property operating expenses	$32,927	$31,141		$15,494		$11,740			$10,540		$10,001				$3,946		$4,355				$62,907		$57,237

Net operating income:
Same-property net operating income	$63,087	$58,758	7.4%	$20,043		$18,117	10.6%		$17,858		$15,475		15.4%		$2,864		$2,720		5.3%		$103,852		$95,070		9.2%
Non-same property operating income (2)	9,730	7,331		10,119		5,643			2,496		1,416				(243)		(746)				22,102		13,644
Total net operating income	$72,817	$66,089		$30,162		$23,760			$20,354		$16,891				$2,621		$1,974				$125,954		$108,714

Same-property operating margin	69%	68%		69%		67%			65%		63%				54%		54%				68%		66%

Same-property turnover percentage	52%	51%		49%		50%			58%		56%				53%		56%				53%		52%

Same-property concessions	$460	$261		$99		$54			$35		$74				$31		$55				$625		$444

Average same-property concessions per turn (3)	$165	$94		$122		$64			$27		$60				$100		$167				$120		$86

Average same-property financial occupancy	95.6%	96.2%		96.2%		97.4%			96.2%		97.1%				95.2%		96.1%				95.8%		96.6%

(1)
Includes four apartment communities in Portland, OR, one community in Houston, TX, and other rental properties including commercial properties.  Included in 2007 is $0.5 million for a property legal settlement, offset by the $1.0 million for the elimination of earthquake insurance expense paid to a wholly owned captive insurance company.

(2)	Includes properties which subsequent to January 1, 2006 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company's 10-Q for additional disclosures
S-7.1

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue by County - Quarters ended June 30, 2007, June 30, 2006 and March 31, 2007
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue			Property Revenue
		June 30,	June 30,		June 30,	June 30,		March 31,	Sequential
Region	Units	2007	2006	% Change	2007	2006	% Change	2007	% Change

Southern California
Ventura County	2,844	$1,394	$1,317	5.8%	$11,977	$11,424	4.8%	$11,851	1.1%
Los Angeles County	2,754	1,672	1,568	6.6%	14,497	13,506	7.3%	14,475	0.2%
Orange County	2,037	1,513	1,426	6.1%	9,318	8,907	4.6%	9,115	2.2%
San Diego County	2,616	1,051	1,014	3.6%	8,307	7,999	3.9%	8,423	-1.4%
Santa Barbara County	239	1,702	1,477	15.2%	1,238	1,075	15.2%	1,229	0.7%
Riverside County	276	809	817	-1.0%	690	681	1.3%	708	-2.5%
	10,766	1,396	1,319	5.8%	46,027	43,592	5.6%	45,801	0.5%

Northern California
San Francisco MSA	175	1,678	1,516	10.7%	876	806	8.7%	858	2.1%
Santa Clara County	1,870	1,506	1,344	12.1%	8,584	7,736	11.0%	8,401	2.2%
Alameda County	200	1,225	1,107	10.7%	740	699	5.9%	734	0.8%
Contra Costa County	1,070	1,445	1,360	6.3%	4,662	4,419	5.5%	4,378	6.5%
	3,315	1,479	1,344	10.0%	14,862	13,660	8.8%	14,371	3.4%

Seattle Metro	4,452	994	881	12.8%	13,944	12,471	11.8%	13,505	3.2%

Other real estate assets	1,177	742	690	7.5%	2,686	2,550	5.3%	2,639	1.8%

Total Same-Property revenue	19,710	$1,280	$1,187	7.9%	$77,519	$72,273	7.3%	$76,316	1.6%

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue by County - Six months ended June 30, 2007 and 2006
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue
Region	Units	YTD 2007	YTD 2006	% Change	YTD 2007	YTD 2006	% Change

Southern California
Ventura County	2,844	$1,386	$1,308	6.0%	$23,828	$22,726	4.8%
Los Angeles County	2,754	1,665	1,556	7.0%	28,972	27,014	7.2%
Orange County	2,037	1,504	1,412	6.5%	18,433	17,616	4.6%
San Diego County	2,616	1,049	1,008	4.1%	16,730	15,961	4.8%
Santa Barbara County	239	1,686	1,441	17.0%	2,467	2,088	18.2%
Riverside County	276	812	809	0.4%	1,398	1,365	2.4%
	10,766	1,390	1,309	6.2%	91,828	86,770	5.8%

Northern California
San Francisco MSA	175	1,657	1,500	10.5%	1,734	1,598	8.5%
Santa Clara County	1,870	1,492	1,330	12.2%	16,985	15,176	11.9%
Alameda County	200	1,213	1,099	10.4%	1,474	1,372	7.4%
Contra Costa County	1,070	1,436	1,348	6.5%	9,040	8,705	3.8%
	3,315	1,466	1,331	10.1%	29,233	26,851	8.9%

Seattle Metro	4,452	981	868	13.0%	27,449	24,589	11.6%

Other real estate assets	1,177	736	683	7.8%	5,325	5,022	6.0%

Total Same-Property revenue	19,710	$1,271	$1,175	8.2%	$153,835	$143,232	7.4%

See Company's 10-Q for additional disclosures
S-8.1

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - June 30, 2007
(Dollars in millions)

			Estimated Units	Total Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects
	Project Name	Location

	Northwest Gateway	Los Angeles, CA	275	$ 40.1	$ 31.0	$ 71.1	Jan-06	Apr-08	Feb-08	Oct-08
	100 Grand	Oakland, CA	238	20.9	75.3	96.2	Dec-06	Dec-08	Dec-08	May-09
	City Centre	Moorpark, CA	200	6.8	45.0	51.8	Sep-07	Oct-09	Aug-09	Apr-10
	Consolidated - Development Projects		713	67.8	151.3	219.1

Development Projects - Fund II
	Project Name	Location
	Lake Union	Seattle, WA	127	15.7	19.7	35.4	Aug-06	Apr-08	Mar-08	Jul-08
	Studio Gateway	Studio City, CA	149	23.6	37.0	60.6	Jun-07	Jun-09	Mar-09	Aug-09
	Topanga Canyon	Chatsworth, CA	119	10.3	29.1	39.4	Jun-07	May-09	May-09	Sep-09
	Fund II - Development Projects		395	49.6	85.8	135.4
	Total - Development Projects		1,108	117.4	237.1	354.5

Predevelopment Projects

	Project Name	Location
	4th and University (1)	Berkeley, CA	-	-	-	-	Nov-07	Sep-09	Sep-09	Mar-10
	Citiplace	San Diego, CA	-	-	-	-	Feb-08	Nov-09	Nov-09	Mar-10
	Broadway Heights (2)	Seattle, WA	-	-	-	-	Apr-08	Jan-10	Jan-10	Nov-10
	Hollywood	Hollywood, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Dec-10
	Tasman (1)	Sunnyvale, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Sep-11
	River Oaks	San Jose, CA	-	-	-	-	Jan-10	Sep-13	Jan-12	Jul-14
	Other Predevelopment Project (3)		-	-	-	-
	Total - Predevelopment Projects		1,936	86.9	518.2	605.1

Other Projects (TRS)

	Project Name	Location
	Peregrine Pointe (4)	Issaquah, WA	2	-	-	-	-	-	-	-
	Archer	San Jose, CA	45	-	-	-	Nov-07	Mar-09	Mar-09	Jun-09
	View Pointe	Newcastle, WA	24	-	-	-	Sep-07	Nov-08	Nov-08	Mar-09
			71	7.0	20.4	27.4

	Grand Total - Development Pipeline		3,115	$ 211.3	$ 775.7	$ 987.0

(1)	Properties in contract to be purchased by the Company with non-refundable deposits or option payments.
(2)	The Company has entered into a joint venture development project with a third-party to develop this property and Essex will have a 50% interest in the project.
(3)	There is one additional predevelopment project located in Northern California that is in the entitlement process.
(4)	The property is being sold as condominium units, and 64 of 66 units have been sold as of June 30, 2007.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - June 30, 2007
(Dollars in thousands)

			Total	Estimated	Estimated				Q2 2007	Units completed
			Incurred	Remaining	Total	Redevelopment	NOI	NOI	Rehab	and available
	Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q2 2007	Q2 2006	Vacancy Loss	for rent

	Approved - Redevelopment Projects
	Woodland/Foothill Commons, Bellevue, WA (1)	596	$ 362	$ 30,139	$ 30,501	Apr-06
	Marina Cove, Santa Clara, CA	292	70	9,788	9,858	Jun-07
		888	432	39,927	40,359
	Active - Redevelopment Projects
	Southern California
	Mira Monte, Mira Mesa, CA (2)	355	5,680	350	6,030	Sep-04	$ 945	$ 822	$ 7	329
	Avondale at Warner Center, Woodland Hills, CA	446	10,198	2,272	12,470	Oct-04	1,372	1,140	40	174
	Pathways, Long Beach, CA	296	2,500	8,221	10,721	Jun-06	889	872	90	27
	Highridge, Rancho Palos Verdes, CA	255	138	15,925	16,063	Jan-07	923	896	6	1
		1,352	18,516	26,768	45,284		4,129	3,730	143	531
	Northern California
	The Montclaire - Phase I - III, Sunnyvale, CA	390	3,801	11,305	15,106	Aug-06	995	994	85	92
	Boulevard (Treetops), Fremont, CA	172	2,570	5,710	8,280	Sep-06	419	367	-	5
	Bridgeport (Summerhill Commons), Newark, CA	184	3,376	1,210	4,586	Oct-06	501	417	-	-
	Wimbledon Woods, Hayward, CA	560	4,060	5,290	9,350	Oct-06	1,251	1,141	-	3
		1,306	13,807	23,515	37,322		3,166	2,919	85	100
	Seattle Metro
	Palisades - Phase I and II, Bellevue, WA (2)	192	6,090	861	6,951	Sep-04	455	259	-	192
	Sammamish View, Bellevue, WA	153	3,536	282	3,818	Dec-05	330	289	79	139
	Bridle Trails, Kirkland, WA (3)	108	4,427	650	5,077	May-05	268	157	-	108
		453	14,053	1,793	15,846		1,053	705	79	439

	Total Active - Redevelopment Projects	3,111	46,376	52,076	98,452		8,348	7,354	307	1,070

	Consolidated - Redevelopment Projects	3,999	46,808	92,003	138,811		8,348	7,354	307	1,070

	Redevelopment Projects - Fund II
	Regency Tower - Phase I - II, Oakland, CA	178	2,324	2,152	4,476	Nov-05	350	253	17	91
	The Renaissance, Los Angeles, CA (4)	168	1,869	3,131	5,000	Oct-06	475	-	86	54
	Fund II - Redevelopment Projects	346	4,193	5,283	9,476		825	253	103	145

	Grand Total - Redevelopment Pipeline	4,345	$ 51,001	$ 97,286	$ 148,287		$ 9,173	$ 7,607	$ 410	1,215

(1)
 The community was originally approved as a redevelopment project during 2006 and then the scope of the project was increased and approved in Q2 2007.  Operations were not destabilized as of Q2 2007, and therefore the community is classified in Same-Property operations.

(2)	This community was restabilized at the end of the first quarter of 2007, and will be included in Same-Property operations starting the second quarter of 2008.
(3)	This community was restabilized at the end of the second quarter of 2006, and will be included in Same-Property operations starting the third quarter of 2007.
(4)	The Renaissance was purchased in September 2006, thus there is no NOI for Q2 2006.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
								For the three	For the six
Investments - June 30, 2007	Essex	Total Fund		Debt				months ended	months ended
(Dollars in thousands)	Book	Original				Interest	Maturity	6/30/2007	6/30/2007
	Value	Cost	Units	Amount	Type	Rate	Date	NOI	NOI

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II)
Alderwood Park, Newark, CA			96	7,112	Fixed	5.56%	Jun-2015
Carlmont Woods, Belmont, CA			195	13,021	Fixed	4.89%	Dec-2013
Davey Glen, Belmont, CA			69	6,654	Fixed	6.13%	Aug-2016
Echo Ridge, Snoqualmie, WA			120	13,356	Fixed	5.01%	Sep-2014
Enclave, San Jose, CA			637	21,279	Fixed	7.26%	Jan-2018
Enclave, San Jose, CA			-	60,000	Variable	4.69%	Dec-2029
Harbor Cove, Foster City, CA			400	35,111	Fixed	4.89%	Dec-2013
Morning Run, Monroe, WA			222	13,806	Fixed	5.10%	Oct-2014
Parcwood, Corona, CA			312	25,564	Fixed	4.89%	Dec-2013
Regency Tower, Oakland, CA			178	11,138	Fixed	5.16%	Mar-2014
Renaissance, Los Angeles, CA			168	23,341	Fixed	6.51%	May-2011
Tower @ 801, Seattle, WA			173	19,464	Fixed	4.91%	Aug-2014
Total - Operating Communities			2,570	249,846				6,121	12,208

Fund II - Development Pipeline (1)
Lake Union, Seattle, WA			127	8,834	Variable	LIBOR+1.50%	Jan-2010
Studio Gateway, Studio City, CA			149	8,359	Variable	LIBOR+1.50%	Apr-2010
Topanga Canyon, Chatsworth, CA			119	146	Variable	LIBOR+1.50%	Jun-2010
Total - Development Communities			395	17,339

Line of credit				-	Variable	LIBOR+0.875%	Jun-2007
Total - Fund II	58,578	489,257	2,965	267,185

Capitalized costs	720
	59,298
Waterstone at Fremont (formerly
known as Mountain Vista) (2)	1,182

Other (3)	9,371

	$69,851

(1)	See S-9 for more detail about the Fund II Development Pipeline.
(2)	Company recorded $0.2 milion in preferred interest payments in Q2 2007, and unpaid preferred interest of approximately $7.5 million is expected to be paid in 2008.
(3)
 Other investments include three development joint ventures in preliminary stages totaling $8.9 million and a real estate technology investment.  Two of the real estate investments are located in Northern California and one is located in Southern California.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments - June 30, 2007
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions:

					Operations for the quarter ended
	Balance as of June 30, 2007				June 30, 2007
	Investment in	Related	Minority	Down-REIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Down-REITs:
Anchor Village	$ 11,162	$ 10,750	$ 2,544	117,154	$ 736	$ 297	$ 439
Barkley Apartments	9,406	4,935	2,369	80,302	614	227	387
Brookside Oaks	33,851	14,238	3,974	99,073	673	208	465
Capri at Sunny Hills	16,865	11,599	4,504	185,334	614	152	462
Brentwood Apartments	13,452	9,417	3,951	90,591	611	162	449
Hidden Valley (Parker Ranch)	44,793	33,396	6,089	62,647	1,352	383	969
Highridge Apartments	20,481	44,807	6,036	315,061	1,320	397	923
Montejo Apartments	9,097	5,856	1,596	38,038	467	124	343
Treehouse Apartments	12,010	7,885	3,299	75,700	614	163	451
Valley Park Apartments	16,228	9,988	1,461	60,892	698	164	534
Villa Angelina Apartments	21,021	13,506	2,886	59,839	990	240	750

	208,366	166,377	38,709	1,184,631	8,689	2,517	6,172

Other Co-investments:
Derian Office Building (2)	16,515	-	-	n/a	460	121	339
Hillsdale Garden Apartments (3)	116,568	-	22,216	n/a	2,781	1,410	1,371
Mirabella (4)	27,155	-	-	n/a	1,265	303	962

(1)
 Represents the number of Down-REIT units that are currently outstanding.  Generally, Down-REIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.

(2)	Essex has mortgage loans to the owners of this property with an aggregate principal balance in excess of the book value of the property as of June 30, 2007.
(3)
 During the second quarter of 2007, the Company entered into a joint venture partnership with a third-party, and the Company contributed the improvements to the property for a 81.5% interest and the joint venture partner contributed the title to the land for an 18.5% interest in the partnership.

(4)
 The Company has an agreement to distribute to the general contractor of Mirabella, 20% of the property’s cash flow after the Company receives a 9%
 preferred return on its investment from operating cash flow and a 12% preferred return on its investment from capital transactions cash flow.  To date no distribution has been made to the general contractor under this agreement.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - June 30, 2007
(Dollars in thousands)

Income from Discontinued Operations

For the three and six months ended June 30, 2007, the Company sold condominium units at Peregrine Point, and during the three months ended March 31, 2007, the Company sold the City Heights property which was consolidated in accordance with FIN 46R.  For the three months ended June 30, 2006, the Company recorded a gain, a promote interest and subordination fees from the sale of the Vista Pointe joint venture property, and for the three months ended March 31, 2006 the Company sold the Vista Capri East, Casa Tierra apartment communities, and the Diamond Valley Recreational RV park.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	$2007	$2006
Rental revenues	$-	$2,939	1,355	5,968
Interest and other income	-	6	290	6
Revenues	-	2,945	1,645	5,974

Property operating expenses	-	(1,083)	(535)	(2,282)
Interest expense	-	(579)	(416)	(1,158)
Depreciation and amortization	-	(768)	(41)	(1,539)
Minority interests	-	(222)	(57)	(313)
Expenses	-	(2,652)	(1,049)	(5,292)

Gain on sale (1)	303	8,800	916	11,862
Gain on sale - City Heights	-	-	78,306	-
Equity income co-investments	-	119	-	238
Promote interest and subordination fees	-	8,221	10,290	8,221
Minority interests - OP units	(18)	(1,539)	(2,156)	(1,825)
Minority interests - City Heights	-	-	(64,624)	-
Net gain on sale of real estate	285	15,601	22,732	18,496
			$	$
Income from discontinued operations	$285	$15,894	23,328	19,178

Common Stock Equivalents

	Q2 2007	Actual	YTD 2007
	Weighted Avg.	As of 6/30/07	Weighted Avg.
Common Shares	24,493,816	25,152,364	23,966,049
Stock Options	235,013	235,013	269,168
Exchangeable Bonds	375,192	244,524	452,788
Weighted Avg. Shares Diluted - EPS	25,104,021	25,631,901	24,688,005
Vested Series Z Incentive Units	213,205	213,205	213,046
Operating Limited Partnership Units	2,275,750	2,273,992	2,291,412
Weighted Avg. Shares Diluted - FFO	27,592,976	28,119,098	27,192,463

(1) For 2007, amount includes gain on sale of Peregrine Point condominum units. The gain on sale and related minority interest recorded in Q1 2007 for City Heights is presented separately.

See Company's 10-Q for additional disclosures